Steadfast Apartment REIT, Inc. Valuation and Portfolio Update as of December 31, 2017

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC The information contained herein should be read in conjunction with, and is qualified by, the information in the Steadfast Apartment REIT, Inc. (“Steadfast Apartment REIT” or the “Company”) Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Commission Exchange (the "SEC") on March 16, 2018 (the "Annual Report"), including the "Risk Factors” section contained in the Annual Report. Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Steadfast Apartment REIT intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of Steadfast Apartment REIT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should," or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Steadfast Apartment REIT undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. Steadfast Apartment REIT makes no representation or warranty (express or implied) about the accuracy of any such forward- looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology for Steadfast Apartment REIT's real estate properties was performed by CBRE Capital Advisors, Inc., an independent, third- party real estate valuation firm (“CBRE") according to the appraisal methodology approved by the Company’s Board of Directors to assist the Company’s Board of Directors in establishing an estimated value of the Company’s common stock. Such appraisal methodology was addressed solely to the Company’s Board of Directors and is based on certain assumptions and limitations. Even small changes to the assumptions used to determine the estimated value per share could result in significant differences in the appraised values of Steadfast Apartment REIT's real estate properties and the estimated value per share. Actual events may cause the value and returns on Steadfast Apartment REIT's investments to be less than that used for purposes of Steadfast Apartment REIT's estimated value per share. Forward-Looking Statements 2

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC Portfolio Overview 3 As of December 31, 2017 Aggregate Acquisition Purchase Price: $1.499 Billion Number of Assets: 34 Assets Number of Homes: 11,601 States: 11 Total Leverage (loan to value of properties): 56% Occupancy: 93%

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC Third-Party Valuation • Steadfast Apartment REIT engaged CBRE to provide property-level and aggregate valuation analysis on the Company’s real estate properties and to provide a range of the estimated value per share of the Company’s common stock (the "EVPS Range''). CBRE utilized its appraisals of Steadfast Apartment REIT's real estate properties and valuations performed by Steadfast Apartment REIT’s external advisor, Steadfast Apartment Advisor, LLC (the “Advisor”), of the Company's cash, other assets, mortgage debt and other liabilities, which are disclosed in the Annual Report, to determine the EVPS Range. • The estimated value per share is based on the estimated value of the Company's assets less the estimated value of the Company's liabilities divided by the number of shares outstanding, all as of December 31, 2017. The estimated value per share approximates the mid-range value of the EVPS range as indicated in CBRE's valuation report, was recommended by the Advisor and is based on CBRE's appraisals and the Advisor's valuations. • CBRE and/or its affiliates primarily relied on the discounted cash flow analysis to appraise the real estate properties, but used and considered other methods, including a direct capitalization method and a sales comparison approach. • Steadfast Apartment REIT expects to continue updating the estimated value per share annually, utilizing an independent valuation firm. • CBRE and its affiliates are not responsible for the determination of the estimated value per share of the Company. CBRE made numerous assumptions and its valuation materials were not addressed to the public and should not be relied upon by any other person. CBRE’s valuation report does not constitute a recommendation by CBRE to purchase or sell any shares in the Company and should not be represented as such. Valuation Information 4

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC Valuation Summary $1,690,995,000 $26,768,318 $16,947,745 $1,734,711,063 $961,382,904 $35,342,299 $0 $996,725,203 $737,985,860 Estimated Values as of December 31, 2017 December 31, 2016 5 A sset s Lia b ilitie s Real Estate Cash Other Assets Total Assets Mortgage Debt Other Liabilities Incentive Fee1 Total Liabilities Net Equity $1,777,635,000 $27,298,855 $15,903,101 $1,820,836,956 $1,011,004,179 $34,259,950 $3,604,360 $1,048,868,489 $771,968,467 1 Consistent with IPA guidelines, the reported incentive fee is a hypothetical estimate of the fee that would be paid to the Advisor if the portfolio was liquidated at year end. Payment would only occur if the portfolio was actually liquidated as defined in the Company’s operating documents.

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC 2017 Change in Net Assets 6 Beginning Net Assets December 31, 2016 Real Estate2 Debt3 Other Net Assets & Liabilities Ending Net Assets December 31, 2017 1 During 2017, shares outstanding increased by 1.1 million shares from 49.7 million shares to 50.8 million shares. 2 Changes in real estate include $60.3 million increase in value of real estate and $26.3 million of capital expenditures. There were no acquisitions or dispositions in 2017. 3 Changes in debt include proceeds from refinancing, principal payments, increase in line of credit balance and debt mark-to-market. 2017 Change in Net Assets1 $738.0 $86.6 ($49.6) ($3.0) $772.0 NAV ($ Millions) Per Share $14.85 $0.94 ($0.54) ($0.07) $15.18

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC Valuation History • Primary initial public offering price: $15.00 per share (proceeds before expenses assuming full commissions and fees are paid: $13.22) • Steadfast Apartment REIT ceased offering shares in its primary offering on March 24, 2016 • Estimated value per share as of December 31, 2015: $14.46 • Estimated value per share as of December 31, 2016: $14.85 • Estimated value per share as of December 31, 2017: $15.18 7

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC • Distribution History: • Cumulative distributions per share range from $1.65/share for late investors to $3.38/share for early investors1 • Current annualized distribution amount of $0.90/share or an annual yield of 6.00% on shares purchased at $15.00 Distribution History & Current Yield 8 1 Early investor investment date is as of the beginning of the first month of distributions in April 2014 and late investor investment date is as of the beginning of the last month of the primary offering in March 2016.

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC Steadfast Apartment REIT provides an estimated value per share to assist broker-dealers that participated in its public offerings in meeting their customer account statement reporting obligations. This valuation was performed in accordance with the provisions of and comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share of Steadfast Apartment REIT's common stock, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of the Company's assets less the fair value of the Company's liabilities according to GAAP. Accordingly, with respect to the estimated value per share, Steadfast Apartment REIT can give no assurance that: • a stockholder would be able to resell shares at this estimated value; • a stockholder would ultimately realize distributions per share equal to the Company’s estimated value per share upon liquidation of the Company’s assets and settlement of its liabilities or a sale of the Company; • the Company’s shares of common stock would trade at the estimated value per share on a national securities exchange; • another independent third-party appraiser or third-party valuation firm would agree with the Company’s estimated value per share; or • the methodology used to determine the Company’s estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. The estimated value per share as of December 31, 2017, is based on the estimated value of Steadfast Apartment REIT's assets less the estimated value of the Company's liabilities divided by the number of shares outstanding, all as of December 31, 2017. The value of Steadfast Apartment REIT's shares will fluctuate over time in response to developments related to individual assets in its portfolio and the management of those assets, in response to the real estate and finance markets and due to other factors. The estimated value per share does not reflect a discount for the fact that Steadfast Apartment REIT is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The estimated value per share also does not take into account estimated disposition costs and fees for real estate properties, debt prepayment penalties that could apply upon the prepayment of certain of the Company's debt obligations or the impact of restrictions on the assumption of debt. Steadfast Apartment REIT currently expects to utilize an independent valuation firm to update the estimated value per share as of December 31, 2018. Stockholder Performance 9

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC Stockholder Performance Hypothetical Performance of Early and Late Investors Estimated Value Per Share Plus Cumulative Distributions Per Share Estimated Value Per Share As of December 31, 2017 Cumulative Distributions Per Share Received through December 31, 2017 Sum of Estimated Value Per Share and Cumulative Distributions Per Share Received through December 31, 2017 Early Investor: Invested When Distributions Began to Accrue (April 2014) $15.18 $3.38 $18.56 Late Investor: Invested at Close of Primary Offering (March 2016) $15.18 $1.65 $16.83 10

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC Stockholder Performance Hypothetical Performance of Early and Late Investors1 Estimated Value Per Share Plus Cumulative Distributions Per Share 11 1 Total return is defined as share value reported in accordance with IPA Guidelines as a going concern (before sales transaction costs, disposition fees and loan prepayment penalties) plus cumulative distributions per share assuming all distributions were paid in cash (i.e., no dividend reinvestment). Steadfast Apartment REIT, Inc. was externally valued as of calendar year end 2015, 2016 and 2017. Prior to valuation the reported share value is the offering price. Early investor investment date is as of the beginning of the first month of distributions in April 2014 and late investor investment date is as of the beginning of the last month of the primary offering in March 2016.

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC 2018 Goals & Objective • Undertake renovations at certain assets to create additional stockholder value • Maintain portfolio occupancy • Actively manage portfolio to Increase net cash flow and NAV • Pursue potential capital markets transactions to offer periodic liquidity events to investors and growth capital for Steadfast Apartment REIT 12

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC Stockholder Communication • 1099’s sent in January 2018 • Account statements will reflect new estimated value per share of $15.18 beginning with March 2018 statements mailed in April 2018 • Stockholder letter included with Annual Report will be mailed in April explaining new estimated value per share • Estimated value per share visible through DST will be updated to show new estimated value • While Steadfast Apartment REIT cannot control reporting of custodians, we believe (based on inquiries) they will report the new estimated value per share. - It's possible that some custodians will take longer to report the estimated value per share than others and also that some may first require reporting of the estimated value per share from a third-party data provider. 13

Securities Distributed by STIRA Capital Markets Group, LLC Member FINRA & SIPC Thank you! If you have any questions, contact your financial advisor or contact us at: STIRA Capital Markets Group, LLC 18100 Von Karman, Suite 500 Irvine, CA 92612 (877) 525-7264 14